Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Consolidated annual report on Form 10-K of Thanksgiving Coffee Company, Inc. (the “Company”) for the period ended December 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Joan Katzeff, Chief Operating Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joan Katzeff
Joan Katzeff
Chief Operating Officer, Secretary and Treasurer

Date: October 26, 2020

A signed original of this written statement has been provided to and will be retained by Costco Wholesale Corporation and furnished to the Securities and Exchange Commission or its staff upon request.